UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2025

Rigel Resource Acquisition Corp

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41022	98-1594226
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Bryant Park 1045 Avenue of the Americas, Floor 25 New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

(646) 453-2672

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
None	None	None

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 13, 2025, Rigel Resource Acquisition Corp (the “Company”) entered into a Promissory Note (the “Extension Loan”) with its sponsor, Rigel Resource Acquisition Holding LLC (the “Sponsor”) and Orion Mine Finance GP III LP (“Orion”).

Pursuant to the Extension Loan, the Sponsor and Orion have agreed that they will contribute to the Company as a loan (each loan being referred to herein as a “Contribution”) in an amount equal to the lesser of (x) $60,000 and (y) $0.03 for each Public Share (as defined below) that was not redeemed in connection with the Special Meeting (as defined below), for each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with the shareholder vote to approve an initial Business Combination and (ii) August 9, 2025. The Contributions will be deposited into the Company’s Trust Account. The Extension Loan will not bear any interest and will be repayable by the Company upon the earlier of the date by which the Company must complete an initial Business Combination and the consummation of the Company’s initial Business Combination. The maturity date of the Extension Loan may be accelerated upon the occurrence of an Event of Default (as defined therein). Any outstanding principal under the Extension Loan may be prepaid at any time by the Company, at its election and without penalty.

The foregoing description of the Extension Loan does not purport to be complete and is qualified in its entirety by the terms and conditions of the Extension Loan, a copy of which is attached hereto as Exhibits 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 8, 2025, the Company held a special meeting (the “Special Meeting”) at which holders of 10,848,119 of the Company’s ordinary shares, comprised of 3,348,119 Class A Ordinary Shares and 7,500,000 Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”), were present in person or by proxy, representing approximately 74.1% of the voting power of the 14,629,550 then-issued and outstanding ordinary shares of the Company, comprised of 7,129,558 Class A Ordinary Shares and 7,500,000 Class B Ordinary Shares, entitled to vote at the Special Meeting at the close of business on January 10, 2025, which was the record date (the “Record Date”) for the Special Meeting. Shareholders of record as of the Record Date are referred to herein as “Shareholders”. In connection with the Extension Amendment (as defined below), the holders of 4,489,188 Class A Ordinary Shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.90 per share, for an aggregate redemption amount of approximately $53,413,646, leaving approximately $31,415,879 in the Company’s trust account. A summary of the voting results at the Special Meeting for each of the proposals is set forth below.

Proposal 1

The Shareholders approved the proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which the Company must either (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses or entities (a “Business Combination”) or (2) (i) cease its operations, except for the purpose of winding up if it fails to complete an initial Business Combination, and (ii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company, included as part of the units sold in the Company’s initial public offering, which was consummated on November 9, 2021, from May 9, 2025 to August 9, 2025, or such earlier date as determined by the Company’s board of directors (the “Extension,” and such proposal, the “Extension Proposal”). The voting results for the Extension Proposal were as follows:

Votes For	Votes Against	Votes Abstaining
10,682,122	165,997	0

Proposal 2

The proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal was not presented at the Special Meeting since the Extension Proposal each received a sufficient number of votes for approval.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to our ability to complete an initial Business Combination and other risks and uncertainties indicated from time to time in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the caption “Risk Factors” in the reports we file with the SEC. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amendment to Amended and Restated Memorandum and Articles of Association of the Company.
10.1	Promissory Note, dated as of May 13, 2025, by and between Rigel Resource Acquisition Corp, Rigel Resource Acquisition Holding LLC and Orion Mine Finance GP III LP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGEL RESOURCE ACQUISITION CORP

Date: May 14, 2025	By:	/s/ Jonathan Lamb
	Name:	Jonathan Lamb
	Title:	Chief Executive Officer

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